UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2013

VALUEVISION MEDIA, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-20243	41-1673770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6740 Shady Oak Road, Eden Prairie, Minnesota 55344-3433
(Address of principal executive offices)

(952) 943-6000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On November 20, 2013, we issued a press release disclosing our results of operations and financial condition for our third fiscal quarter ended November 2, 2013.  We also posted a related presentation to the “Investor Relations” section of our website:  www.shophq.com.  The press release and investor presentation are filed herewith as Exhibits 99.1 and 99.2, respectively.  We have filed the presentation as an Exhibit to this Form 8-K because it may be considered solicitation material in respect of the solicitation of proxies from shareholders in connection with one or more meetings of the Company’s shareholders, including a special meeting of shareholders.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in that filing.

Item 8.01.  Other Events.

The following is an excerpt from the transcript of our conference call to discuss fiscal 2013 third quarter results, which may be considered solicitation material in respect of the solicitation of proxies from shareholders in connection with one or more meetings of the Company’s shareholders, including a special meeting of shareholders:

Teresa Dery, Senior Vice President and General Counsel, ValueVision Media, Inc.

“Although the focus of today’s call is about ValueVision’s Q3 results, I would like to briefly comment on the recent actions by the Clinton Group. The Clinton Group has taken steps to call a Special Meeting of Shareholders for a vote on a number of proposals. While we do not agree with many of their statements, we do endorse the right of our shareholders to vote on the governance of the Company at a properly called meeting.

“There has been some public correspondence and media coverage on how and when the Special Meeting should take place. Last Friday, ValueVision issued a press release in which we state that our Board believes that prolonging a public dispute over the date of a Special Meeting is not in the best interests of ValueVision or its shareholders, particularly given the Company’s need to focus on running its business during the vital holiday season. Accordingly, ValueVision has scheduled a special meeting of shareholders to be held on March 14, 2014, for the purpose of voting on the Clinton Group’s proposals.

“With that said, we are here today to talk about ValueVision’s Q3 results. We do not intend to take any questions regarding the Clinton Group, and we thank you for your cooperation in that regard.”

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release, issued on November 20, 2013
99.2	Presentation, dated November 20, 2013

Important Information

This filing and its exhibits may be deemed to be solicitation material in respect of the solicitation of proxies from shareholders in connection with one or more meetings of the Company’s shareholders, including a special meeting of shareholders.  The Company will file with the Securities and Exchange Commission (“SEC”) and provide to its stockholders a proxy statement and a WHITE proxy card in connection with any such shareholder meeting.  The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from shareholders in connection with any such shareholder meeting.  Information concerning the interests of these directors and executive officers in connection with the matters to be voted on at any such meeting will be included in the proxy statement filed by the Company with the SEC in connection with any such meeting.  In addition, the Company files annual, quarterly and special reports, proxy and information statements, and other information with the SEC.  Any proxy statement, any other relevant documents and any other material filed with the SEC concerning the Company will be, when filed, available free of charge at the SEC website at http://www.sec.gov. SHAREHOLDERS ARE URGED TO READ CAREFULLY ANY SUCH PROXY STATEMENT FILED BY THE COMPANY AND ANY OTHER RELEVANT DOCUMENTS FILED WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION WITH RESPECT TO PARTICIPANTS.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: November 20, 2013	VALUEVISION MEDIA, INC.

	By:	/s/ Teresa Dery
Teresa Dery Senior Vice President and General Counsel

EXHIBIT INDEX

No.	Description
99.1	Press Release, issued on November 20, 2013
99.2	Presentation, dated November 20, 2013